                                                                    Exhibit 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         As independent certified public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our reports dated February 19, 1999, with respect to the consolidated financial statements of NationsRent, Inc., included in NationsRent, Inc.'s Form 10-K, 10-K/A and Amendment No. 1 to Form S-1 (Registration No. 333-69997) for the year ended December 31, 1998, our report dated May 8, 1998, with respect to the financial statements of Gabriel Trailer Manufacturing Company, Inc., included in NationsRent, Inc.'s Form 10-K/A and Amendment No. 1 to Form S-1 (Registration No. 333-69997), our report dated May 12, 1998, with respect to the financial statements of the Bode-Finn Company, our report dated May 8, 1998, with respect to the financial statements of RFL Enterprises, Inc., our report dated May 1, 1998 with respect to the financial statements of Naples Rent-All & Sales Company, Inc., our report dated May 13, 1998 with respect to the financial statements of Raymond Equipment Company, Inc., our report dated May 29, 1998 with respect to the financial statements of The Florida Panhandle and Southeast Divisions of General Rental, Inc., our report dated June 11, 1998 with respect to the financial statements of Associated Rental Equipment Management Company, Inc., our report dated July 11, 1998 with respect to the financial statements of Revco Equipment Rentals, Inc., our report dated September 4, 1998 with respect to the financial statements of High Reach Company, Inc. and High Reach Leasing Company, our report dated September 18, 1998 with respect to the financial statements of Reliable Rental and Supply Co., Inc., our report dated September 4, 1998 with respect to the financial statements of Ray L. O'Neal, Inc. and Arenco, LLC, our report dated November 13, 1998 with respect to the financial statements of Action Equipment Company, Inc. and Action Supply Co., Inc., all included in NationsRent, Inc.'s Amendment No. 1 to Form S-1 (Registration No. 333-69997), and to all references to our Firm included in this registration statement.

Arthur Andersen LLP

/s/ Arthur Andersen LLP

Fort Lauderdale, Florida,
  October 1, 1999.